UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 27, 2007
Enstar Group Limited
(Exact Name of Registrant as Specified in its Charter)

Bermuda	001-33289	N/A

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 18 Queen Street, Hamilton HM JX Bermuda	N/A

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
     On April 27, 2007, we entered into employment agreements with each of Dominic F. Silvester, our Chief Executive Officer, John J. Oros, our Executive Chairman, Paul J. O’Shea, our Executive Vice-President and Joint Chief Operating Officer, Nicholas A. Packer, our Executive Vice-President and Joint Chief Operating Officer, and Richard J. Harris, our Chief Financial Officer. Each of these employment agreements is effective as of May 1, 2007 and the agreements entered into with Messrs. Silvester, Oros, O’Shea and Packer replace their existing employment agreements. Below is a description of each of these employment agreements. Each such description is qualified in its entirety by reference to the complete text of the agreements, which are attached hereto as Exhibits 10.1 through 10.5.
Mr. Silvester
     The employment agreement with Mr. Silvester has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. Silvester will (1) receive an annual base salary of $600,000, (2) be eligible for incentive compensation under our incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, long-term disability insurance, medical and dental insurance for himself, his spouse and his dependents, and payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution.
     The agreement with Mr. Silvester also provides that if Mr. Silvester’s employment is terminated during the term of the agreement by us without “cause” or by Mr. Silvester for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. Silvester would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. Silvester and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. Silvester before, on or within three years after the date of the agreement will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. Silvester’s employment is terminated, we achieve the performance goals, if any, established in accordance with any incentive plan in which he participates, we will pay an amount equal to the bonus that he would have received had he been employed by us for the full year. If we undergo a change of control during the term of the employment agreement and Mr. Silvester’s employment is terminated within one year after such change of control by us without “cause” or by Mr. Silvester for “good reason,” Mr. Silvester will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted to him before, on or after the date of the agreement will become immediately vested and exercisable on the date of termination.
     For purposes of Mr. Silvester’s employment agreement, “cause” generally means:

•	fraud or dishonesty in connection with Mr. Silvester’s employment that results in a material injury to us;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. Silvester’s failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of our board of directors.
     For purposes of Mr. Silvester’s employment agreement, “good reason” means:
•	material breach of our obligations under the agreement;

•	relocation of Mr. Silvester’s principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. Silvester’s duties or authority.
     Under the terms of Mr. Silvester’s employment agreement, Mr. Silvester agrees not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.
     A copy of Mr. Silvester’s employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Mr. Oros
     The employment agreement with Mr. Oros has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. Oros will (1) receive an annual base salary of $300,000, (2) be eligible for incentive compensation under our incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, long-term disability insurance, medical and dental insurance for himself, his spouse and his dependents, and payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution.
     The agreement with Mr. Oros also provides that if Mr. Oros’ employment is terminated during the term of the agreement by us without “cause” or by Mr. Oros for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. Oros would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. Oros and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. Oros before, on or within three years after the date of the agreement will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. Oros’ employment is terminated, we achieve the performance goals, if any, established in accordance with any incentive plan in which he participates, we will pay an amount equal to the bonus that he would have received had he been employed by us for the full year. If we undergo a change of control during the term of the employment agreement and Mr. Oros’ employment is terminated within one year after such change of control by us without “cause” or by Mr. Oros for “good reason,” Mr. Oros will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted to him before, on or after the date of the agreement will become immediately vested and exercisable on the date of termination.
     For purposes of Mr. Oros’ employment agreement, “cause” generally means:
•	fraud or dishonesty in connection with Mr. Oros’ employment that results in a material injury to us;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. Oros’ failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of our board of directors.
     For purposes of Mr. Oros’ employment agreement, “good reason” means:
•	material breach of our obligations under the agreement;

•	relocation of Mr. Oros’ principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. Oros’ duties or authority.
     Under the terms of Mr. Oros’ employment agreement, Mr. Oros agrees not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.
     A copy of Mr. Oros’ employment agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Mr. O’Shea
     The employment agreement with Mr. O’Shea has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. O’Shea will (1) receive an annual base salary of $465,000, (2) be eligible for incentive compensation under our incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, long-term disability insurance, medical and dental insurance for himself, his spouse and his dependents, and payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution.
     The agreement with Mr. O’Shea also provides that if Mr. O’Shea’s employment is terminated during the term of the agreement by us without “cause” or by Mr. O’Shea for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. O’Shea would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. O’Shea and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. O’Shea before, on or within three years after the date of the agreement will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. O’Shea’s employment is terminated, we achieve the performance goals, if any, established in accordance with any incentive plan in which he participates, we will pay an amount equal to the bonus that he would have received had he been employed by us for the full year. If we undergo a change of control during the term of the employment agreement and Mr. O’Shea’s employment is terminated within one year after such change of control by us without “cause” or by Mr. O’Shea for “good reason,” Mr. O’Shea will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted before, on or after the date of the agreement will become immediately vested and exercisable on the date of termination.
     For purposes of Mr. O’Shea’s employment agreement, “cause” generally means:
•	fraud or dishonesty in connection with Mr. O’Shea’s employment that results in a material injury to us;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. O’Shea’s failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of our board of directors.
     For purposes of Mr. O’Shea’s employment agreement, “good reason” means:
•	material breach of our obligations under the agreements;

•	relocation of Mr. O’Shea’s principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. O’Shea’s duties or authority.
     Under the terms of Mr. O’Shea’s employment agreement, Mr. O’Shea agrees not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.

     A copy of Mr. O’Shea’s employment agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.
Mr. Packer
     The employment agreement with Mr. Packer has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. Packer will (1) receive a base salary of $465,000, (2) be eligible for incentive compensation under our incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, long-term disability insurance, medical and dental insurance for himself, his spouse and his dependents, and payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution.
     The agreement with Mr. Packer also provides that if Mr. Packer’s employment is terminated during the term of the agreement by us without “cause” or by Mr. Packer for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. Packer would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. Packer and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. Packer before, on or within three years after the date of the agreement will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. Packer’s employment is terminated, we achieve the performance goals, if any, established in accordance with any incentive plan in which he participates, we will pay an amount equal to the bonus that he would have received had he been employed by us for the full year. If we undergo a change of control during the term of the employment agreement and Mr. Packer’s employment is terminated within one year after such change of control by us without “cause” or by Mr. Packer for “good reason,” Mr. Packer will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted to him before, on or after the date of the agreement will become immediately vested and exercisable on the date of termination.
     For purposes of Mr. Packer’s employment agreement, “cause” generally means:
•	fraud or dishonesty in connection with Mr. Packer’s employment that results in a material injury to us;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. Packer’s failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of our board of directors.
     For purposes of Mr. Packer’s employment agreement, “good reason” means:

•	material breach of our obligations under the agreements;

•	relocation of Mr. Packer’s principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. Packer’s duties or authority.
     Under the terms of Mr. Packer’s employment agreement, Mr. Packer agrees not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.
     A copy of Mr. Packer’s employment agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.
Mr. Harris
     The employment agreement with Mr. Harris has an initial five-year term and, after the initial term ends, renews for additional one-year periods unless any party gives prior written notice to terminate the agreement. As compensation for his services, Mr. Harris will (1) receive a base salary of $415,000, (2) be eligible for incentive compensation under our incentive compensation programs and (3) will be entitled to certain employee benefits, including, a housing allowance, a life insurance policy in the amount of five times his base salary, long-term disability insurance, medical and dental insurance for himself, his spouse and his dependents, and payment of an amount equal to 10% of his base salary each year in lieu of a retirement benefit contribution.
     The agreement with Mr. Harris also provides that if Mr. Harris’ employment is terminated during the term of the agreement by us without “cause” or by Mr. Harris for “good reason” (in addition to accrued but unpaid compensation), (1) Mr. Harris would be entitled to receive a lump sum amount equal to three times the base salary payable to him and medical benefits for Mr. Harris and his spouse and dependents for three years; (2) each outstanding equity incentive award granted to Mr. Harris before, on or within three years after the date of the agreement will become immediately vested and exercisable on the date of termination and (3) if, for the year in which Mr. Harris’ employment is terminated, we achieve the performance goals, if any, established in accordance with any incentive plan in which he participates, we will pay an amount equal to the bonus that he would have received had he been employed by us for the full year. If we undergo a change of control during the term of the employment agreement and Mr. Harris’ employment is terminated within one year after such change of control by us without “cause” or by Mr. Harris for “good reason,” Mr. Harris will be entitled to the compensation described in the preceding sentence and each outstanding equity incentive award granted to him before, on or after the date of the agreement will become immediately vested and exercisable on the date of termination.
     For purposes of Mr. Harris’ employment agreement, “cause” generally means:

•	fraud or dishonesty in connection with Mr. Harris’ employment that results in a material injury to us;

•	conviction of any felony or crime involving fraud or misrepresentation;

•	Mr. Harris’ failure to perform his employment-related duties; or

•	material and continuing failure to follow reasonable instructions of our board of directors.
     For purposes of Mr. Harris’ employment agreement, “good reason” means:
•	material breach of our obligations under the agreements;

•	relocation of Mr. Harris’ principal business office in Bermuda without his prior agreement; or

•	any material reduction in Mr. Harris’ duties or authority.
     Under the terms of Mr. Harris’ employment agreement, Mr. Harris agrees not to compete with us for the term of the employment agreement and, if his employment with us is terminated before the end of the initial five-year term, for a period of 18 months after his termination of employment.
     A copy of Mr. Harris’ employment agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.
10.1	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Dominic F. Silvester.

10.2	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited, Castlewood (US) Inc., and John J. Oros.

10.3	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Paul J. O’Shea.

10.4	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Nicholas A. Packer.

10.5	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Richard J. Harris.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED
Date: May 2, 2007	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX
10.1	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Dominic F. Silvester.

10.2	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited, Castlewood (US) Inc., and John J. Oros.

10.3	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Paul J. O’Shea.

10.4	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Nicholas A. Packer.

10.5	Employment Agreement, effective May 1, 2007, by and among Enstar Group Limited and Richard J. Harris.